UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 16, 2021, the independent members of the Audit Committee (with Mr. Alex Blyumkin abstaining, the "Audit Committee") of the Board of Directors of Petroteq Energy Inc. (the "Company"), after discussion with the Company's Chief Financial Officer, concluded that:

1. the Company's previously-issued financial statements (the "Periodic Financial Statements") contained in the following periodic reports should no longer be relied upon:

(a) the Company's annual reports (each, an "Annual Report") on Form 10-K for the financial years ended August 31, 2019 and August 31, 2020, originally filed on December 16, 2019 and December 15, 2020, respectively;

(b) Amendment No. 1 to the Annual Report for the financial year ended August 31, 2020, originally filed on December 28, 2020; and

(c) the Company's quarterly reports on Form 10-Q for the periods ended May 31, 2019, November 30, 2019, February 29, 2020, May 31, 2020, November 30, 2020 and February 28, 2021, originally filed on October 7, 2019, January 21, 2020, June 3, 2020, July 20, 2020, January 19, 2021 and April 20, 2021; and

2. the Company's previously-issued unaudited condensed consolidated financial statements for the three and six months ended February 28, 2019 and 2018 (together with the Periodic Financial Statements, the "Financial Statements"), contained in the following filings should no longer be relied on:

(a) Company's registration statement (the "Registration Statement") on Form 10 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), filed on May 22, 2019;

(b) Amendment No. 1 to the Registration Statement, filed on June 24, 2019; and

(c) Amendment No. 2 to the Registration Statement, filed on July 5, 2019.

The Board of Directors has concurred with the conclusions of the Audit Committee.

The Company had issued a secured promissory note dated December 27, 2018 (the "Note") payable to Redline Capital Management S.A. ("Redline") in the principal amount of $6,000,000, maturing 24 months following its date of issue, and bearing interest at the rate of 10% per annum based on a 360-day year.  The Company's obligations under the Note are purportedly secured by collateral consisting of the Company's right, title and interest in certain federal oil and gas leases (the "Oil and Gas Leases") relating to the Company's Asphalt Ridge Project, pursuant to a security agreement between the parties dated December 27, 2018 (the "Security Agreement").

The Note had been issued pursuant to the terms of a settlement agreement between the parties dated December 27, 2018 (the "Settlement Agreement") which purported to settle certain claims asserted by Redline against the Company.  Shortly following the Settlement Agreement, in early 2019, Mr. Alex Blyumkin, the Company's Executive Chairman, has indicated he undertook an internal review of the claims made by Redline and concluded that the Settlement Agreement, the Note and the Security Agreement are void and unenforceable, and that they did not have to be disclosed to the Board of Directors or to the Company's Chief Financial Officer.  Mr. Blyumkin has indicated he verbally advised Redline that the Company now considered the Settlement Agreement, and therefore the Note and the Security Agreement, to be void and unenforceable.  However, no action was taken to document this position.  Since maturity of the Note, on December 27, 2020, Redline has not filed any legal action to enforce payment of the Note.

In response to a request from Staff at the Securities and Exchange Commission, Mr. Blyumkin determined that it was appropriate to raise the Settlement Agreement, the Note and the Security Agreement for consideration by the Company's Chief Financial Officer and the Audit Committee, and, in particular, to review his conclusion that they did not have to be disclosed in the Financial Statements.  The Audit Committee has determined that, notwithstanding the results of the internal review of Redline's claims undertaken by Mr. Blyumkin in early 2019, the Settlement Agreement, the Note and the Security Agreement should have been disclosed, and that the obligations referenced in the Note should have been disclosed in the Financial Statements regardless of the Company's position of their validity and enforceability.

The Company intends to file restatements of its Periodic Financial Statements, and to amend and restate other disclosure in the affected periodic reports as appropriate. The restatements may have an impact on the Company's losses previously disclosed in the Periodic Financial Statements, and related disclosures and Management's Discussion, and Analysis of Financial Condition and Results of Operations.  In that connection, the Audit Committee intends to engage legal counsel to undertake a review of the Settlement Agreement, the Note and the Security Agreement with the view to determining whether they are enforceable (and, in particular, whether the Security Agreement has properly charged the Company's right, title and interest in the Oil and Gas Leases as personal property, and whether any security interests purportedly granted pursuant to the Security Agreement have been perfected under applicable law), and whether the related liability should be classified as an actual or contingent liability.

The Company will be unable to file its quarterly report on Form 10-Q (and related certifications) for the period ended May 31, 2021 (the "Documents") until it has completed the planned restatements of the Periodic Financial Statements, which is anticipated to take several weeks - well beyond the extended filing deadline of July 20, 2021 prescribed by Exchange Act Rule 12b-25(b)(2)(ii), and the filing deadline of July 30, 2021 prescribed under Canadian National Instrument 51-102 - Continuous Disclosure Obligations.

The Audit Committee discussed with Hay & Watson, Chartered Professional Accountants, the Company's independent registered public accounting firm, the matters disclosed in this Current Report. Hay & Watson was provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this 8-K, to review these disclosures and provide us with a letter stating whether or not they agree with these disclosures. A copy of the letter from Hay & Watson is attached hereto as Exhibit 7.01, and which is incorporated herein by reference.

Management is assessing the effect of the restatements on the Company's internal control over financial reporting and its disclosure controls and procedures. The Company expects to report one or more material weaknesses following completion of its investigation of the cause of these restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company's annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a company's disclosure controls and procedures and internal control over financial reporting are effective. In addition, the Audit Committee, the Board of Directors, and management have begun evaluating appropriate remediation actions. The Company's remediation plans and changes to internal control over financial reporting will be disclosed in its future periodic filings.

SECTION 8 - OTHER EVENTS
Item 8.01 Other Events

The Company will inform staff of the Ontario Securities Commission about its anticipated delay in filing the Documents and will be applying to the Ontario Securities Commission pursuant to Part 4 of National Policy 12-203 - Management Cease Trade Orders ("NP 12-203") for a Management Cease Trade Order ("MCTO") pending the filing of the Documents, which MCTO will prohibit the Company's management from trading in the securities of the Company until such time as the Documents are filed. No decision has yet been made by the Ontario Securities Commission on this application. The Ontario Securities Commission may grant the application and issue the Management Cease Trade Order or it may impose an issuer cease trade order if the Documents are not filed by July 30, 2021. The Company will comply with the alternative information guidelines set out in Section 9 of NP 12-203 and will file bi-weekly default status reports in the form of press releases. The Company anticipates to file the Documents on or about September 10, 2021.

If a MCTO is issued, during the period of default and until filing of the Documents, the Company intends to satisfy the provisions of the "alternative information guidelines" as set out in NP 12-203, including the requirement to file bi-weekly status reports in the form of press releases containing prescribed updating information. There can be no assurance that a MCTO will be issued. Until the Company has filed the Documents, members of the Company's management and other insiders are subject to an insider trading black-out as per its internal Insider Trading and Reporting Policy. The Company confirms that, other than as disclosed in prior press releases and material change reports, there have been no material business developments since the filing with the CSA on April 20, 2021 of the Company's latest quarterly report on Form 10-Q for the period ended February 28, 2021.

The Company is not currently subject to any insolvency proceedings. If the Company provides any information to any of its creditors during the period in which it is in default of filing the Documents, the Company confirms that it will also file material change reports on SEDAR containing such information as is required, and that it will file current reports with the SEC on Form 8-K as appropriate.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

7.01	Non-reliance letter from Hay & Watson pursuant to Item 4.02(b) of Form 8-K, dated July 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: July 16, 2021	By:	/s/ Mark Korb
Mark Korb, Chief Financial Officer